Exhibit 99.1

              Equity Residential Reports Second Quarter Results


    CHICAGO, IL - August 13, 2003 /PRNewswire-FirstCall/ -- Equity Residential

(NYSE: EQR) today reported results for the quarter and six months ended June 30,

 2003. All per share results are reported on a fully diluted basis.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20010801/ERPTCLOGO )

    "We are pleased that sequential "same-store" revenues have stabilized,

which would indicate that we are at the low point, but we are still awaiting the job growth that will drive the recovery of our industry. As a result, we continue to believe that our 2003 Funds from Operations (FFO) will be at the bottom of the $2.25 to $2.40 per share range we have previously discussed,"

said Bruce W. Duncan, Equity Residential's President and CEO.



    Second Quarter 2003

    For the quarter ended June 30, 2003, the Company reported earnings of

$0.41 per share compared to $0.32 per share in the second quarter of 2002.

The quarterly increase is primarily attributable to higher gains on property sales.

    FFO for the quarter were $169.0 million, or $0.57 per share, compared to

$189.7 million, or $0.63 per share, in the same period of 2002.

    Total revenues for the quarter were $483.1 million compared to $484.2 million in the second quarter of 2002.



    Six Months Ended June 30, 2003

    For the six months ended June 30, 2003, the Company reported earnings of

$0.82 per share compared to $0.60 per share in the same period of 2002. The six month increase is primarily attributable to higher gains on property sales.

    FFO were $337.7 million, or $1.14 per share, compared to $381.8 million,

or $1.27 per share, for the six months ended June 30, 2002.

    Total revenues for the six months ended June 30, 2003 were $958.5 million compared to $964.2 million in the same period last year.



    "Same-Store" Results

    On a "same-store" second quarter to second quarter comparison, which includes 185,697 units, revenues decreased 3.0 percent, expenses increased 5.3 percent and net operating income (NOI) decreased 7.7 percent.  On a sequential

"same-store" comparison for these same 185,697 units from first quarter 2003 to second quarter 2003, revenues remained flat, expenses increased 0.9 percent and NOI decreased 0.6 percent.

    On a "same-store" six month to six month comparison, which includes

185,329 units, revenues decreased 3.2 percent, expenses increased 6.3 percent and NOI decreased 8.6 percent.



    Acquisitions/Dispositions

    During the second quarter of 2003, the Company acquired three properties,

consisting of 1,038 units, for an aggregate purchase price of $166.2 million at an average capitalization (cap) rate of 6.6 percent.

    Also during the quarter, the Company sold 27 properties, consisting of

6,308 units, for an aggregate sale price of $303.4 million at an average cap rate of 7.5 percent.

    During the first six months of 2003, the Company acquired six properties,

consisting of 1,958 units, for an aggregate purchase price of $277.7 million at an average cap rate of 6.8 percent and sold 44 properties, consisting of

10,308 units, for an aggregate sale price of $498.4 million at an average cap rate of 7.5 percent.



    Corporate Governance

    Equity Residential received high marks for its corporate governance policies and practices from Institutional Shareholder Services (ISS), the world's leading provider of proxy voting and corporate governance services.

According to ISS's Corporate Governance Quotient (CGQ) ratings, as of August

12, 2003 the Company has outperformed 99 percent of all companies in the S&P

500 index and 99.5 percent of companies in the real estate group.  As a result, Equity Residential has the fifth highest CGQ rating of all the companies that comprise the S&P 500.



    Third Quarter 2003 Results

    Equity Residential expects to announce third quarter 2003 results on

Wednesday, October 29, 2003 and host a conference call to discuss those results at 10:00 a.m. CT.



    Equity Residential is the largest publicly traded apartment company in

America. Nationwide, Equity Residential owns or has investments in 1,005 properties in 35 states consisting of 216,644 units. For more information on

Equity Residential, please visit our website at www.equityapartments.com .



    Forward-Looking Statements

    The Company lists parameters for 2003 results in the final page of this release. 2003 results will depend upon a slowdown in multifamily starts and economic recovery and job growth. The forward-looking statements contained in this news release regarding 2003 results are further subject to certain risks and uncertainties including, without limitation, the risks described under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the

Securities and Exchange Commission (SEC) and available on our website,

www.equityapartments.com .  This news release also contains forward-looking statements concerning development properties. The total number of units and cost of development and completion dates reflect the Company's best estimates and are subject to uncertainties arising from changing economic conditions

(such as costs of labor and construction materials), completion and local government regulation.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.



    A live web cast of the Company's conference call discussing these results and outlook for 2003 will take place today at 10:00 a.m. Central. Please visit the Investor Information section of the Company's web site at

www.equityapartments.com for the link.  A replay of the web cast will be available for two weeks at this site.





                                 EQUITY RESIDENTIAL

                       CONSOLIDATED STATEMENTS OF OPERATIONS

                    (Amounts in thousands except per share data)

                                    (Unaudited)



                                        Six Months Ended    Quarter Ended

                                            June 30,           June 30,

                                         2003      2002     2003      2002

    REVENUES

      Rental income                    $943,529  $950,540  $473,967  $476,418

      Fee and asset management            7,878     4,310     5,390     2,592

      Interest and other income           7,128     9,304     3,787     5,206

        Total revenues                  958,535   964,154   483,144   484,216



    EXPENSES

      Property and maintenance          258,017   239,744   129,269   120,338

      Real estate taxes and

       insurance                        101,780    96,872    50,455    48,267

      Property management                32,194    37,663    16,343    18,213

      Fee and asset management            3,607     3,620     1,837     1,758

      Depreciation                      231,582   218,684   116,555   110,464

      Interest:

        Expense incurred, net           164,532   170,528    84,103    86,573

        Amortization of

         deferred financing costs         3,104     2,962     1,701     1,584

      General and administrative         20,146    22,327     8,970    11,527

      Impairment on technology

       investments                          581       581       290       290

        Total expenses                  815,543   792,981   409,523   399,014



      Income before allocation to

       Minority Interests, income

       (loss) from investments in

       unconsolidated entities, net

       gain (loss) on sales of

       unconsolidated entities and

       discontinued operations          142,992   171,173    73,621    85,202

      Allocation to Minority

       Interests:

        Operating Partnership           (18,281)  (13,784)   (9,171)   (7,343)

        Partially Owned Properties         (243)   (1,325)     (128)     (519)

      Income (loss) from investments

       in unconsolidated entities        (1,744)      233    (1,851)        7

      Net gain (loss) on sales of

       unconsolidated entities            4,675     5,246     3,463      (411)

      Income from continuing

       operations                       127,399   161,543    65,934    76,936

      Net gain on sales of

       discontinued operations          140,992    28,446    70,320    25,630

      Discontinued operations, net        3,347    24,186       137    10,731

      Net income                        271,738   214,175   136,391   113,297

      Preferred distributions           (48,417)  (48,781)  (24,237)  (24,256)

      Net income available to Common

       Shares                          $223,321  $165,394  $112,154   $89,041

      Net income per share - basic        $0.82     $0.61     $0.41     $0.33

      Net income per share - diluted      $0.82     $0.60     $0.41     $0.32

      Weighted average Common Shares

       outstanding -- basic             271,031   272,126   271,380   273,146

      Weighted average Common Shares

       outstanding -- diluted           298,405   298,422   299,217   299,494

      Distributions declared per

       Common Share outstanding          $0.865    $0.865   $0.4325   $0.4325





                                EQUITY RESIDENTIAL

                 CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

                   (Amounts in thousands except per share data)

                                   (Unaudited)



                                        Six Months Ended     Quarter Ended

                                            June 30,            June 30,

                                         2003      2002      2003      2002



    Net income available to Common

     Shares                            $223,321  $165,394  $112,154   $89,041

    Net income allocation to

     Minority Interests-Operating

     Partnership                         18,281    13,784     9,171     7,343

      Adjustments:

        Depreciation                    231,582   218,684   116,555   110,464

        Depreciation -- Non-real

         estate additions                (4,598)   (4,573)   (2,323)   (2,596)

        Depreciation -- Partially

         Owned Properties                (4,116)   (3,751)   (2,077)   (1,880)

        Depreciation --

         Unconsolidated Properties       10,150     8,905     4,955     4,415

        Net (gain) loss on sales of

         unconsolidated entities         (4,675)   (5,246)   (3,463)      411

        Discontinued Operations:

          Depreciation                    5,810    16,162     1,919     7,614

          Net gain on sales of

           depreciable property        (138,105)  (27,576)  (67,876)  (25,099)



    FFO available to Common Shares

     and OP Units -- basic (a)(b)      $337,650  $381,783  $169,015  $189,713

    FFO available to Common Shares

     and OP Units -- diluted           $351,544  $396,595  $175,960  $196,858

    FFO per share and OP Unit --

     basic                                $1.15     $1.29     $0.58     $0.64

    FFO per share and OP Unit --

     diluted                              $1.14     $1.27     $0.57     $0.63

    Weighted average Common Shares

     and OP Units outstanding --

     basic                              293,325   294,957   293,696   295,799

    Weighted average Common Shares

     and OP Units outstanding --

     diluted                            309,208   313,353   310,019   313,859



    (a) The National Association of Real Estate Investment Trusts ("NAREIT")

        defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.  The April 2002 White

        Paper states that gain or loss on sales of property is excluded from

        FFO for previously depreciated operating properties only.  Once the

        Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property.

        Accordingly, the Company included in FFO its incremental gains or losses from the sale of condominium units to third parties, which represented net gains of $2,887 and $870 for the six months ended June

        30, 2003 and 2002, respectively, and $2,444 and $531 for the quarters ended June 30, 2003 and 2002, respectively.



    (b) The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures.  FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP.

        Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity.  The Company's calculation of FFO may differ from other real estate companies due to variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.





                               EQUITY RESIDENTIAL

                           CONSOLIDATED BALANCE SHEETS

                 (Amounts in thousands except for share amounts)

                                   (Unaudited)



                                                  June 30,        December 31,

                                                    2003              2002

    ASSETS

    Investment in real estate

      Land                                       $1,815,685        $1,803,577

      Depreciable property                       11,178,596        11,240,245

      Construction in progress                        2,502             2,441

                                                 12,996,783        13,046,263

      Accumulated depreciation                   (2,247,136)       (2,112,017)

    Investment in real estate, net of

     accumulated depreciation                    10,749,647        10,934,246

    Cash and cash equivalents                       243,838            29,875

    Investments in unconsolidated

     entities                                       509,937           509,789

    Rents receivable                                  2,119             2,926

    Deposits -- restricted                          280,935           141,278

    Escrow deposits -- mortgage                      44,831            50,565

    Deferred financing costs, net                    32,321            32,144

    Goodwill, net                                    30,000            30,000

    Other assets                                    150,064            80,094

        Total assets                            $12,043,692       $11,810,917



    LIABILITIES AND SHAREHOLDERS' EQUITY

    Liabilities:

      Mortgage notes payable                     $2,850,493        $2,927,614

      Notes, net                                  2,854,198         2,456,085

      Line of credit                                    -             140,000

      Accounts payable and accrued

       expenses                                      71,746            64,369

      Accrued interest payable                       64,374            63,151

      Rents received in advance and other

       liabilities                                  165,244           165,095

      Security deposits                              44,965            45,333

      Distributions payable                         142,004           140,844

        Total liabilities                         6,193,024         6,002,491



    Commitments and contingencies

    Minority Interests:

      Operating Partnership                         347,598           349,646

      Preference Interests                          246,000           246,000

      Junior Preference Units                         5,846             5,846

      Partially Owned Properties                      8,622             9,811

          Total Minority Interests                  608,066           611,303



    Shareholders' equity:

      Preferred Shares of beneficial

       interest, $0.01 par value;

       100,000,000 shares authorized;

       7,101,384 shares issued

       and outstanding as of June 30,

       2003 and 10,524,034

       shares issued and outstanding

       as of December 31, 2002                      995,591           946,157

      Common Shares of beneficial

       interest, $0.01 par value;

       1,000,000,000 shares

       authorized; 273,119,105

       shares issued and outstanding

       as of June 30, 2003 and

       271,095,481 shares issued and

       outstanding as of December 31, 2002            2,731             2,711

      Paid in capital                             4,837,961         4,839,218

      Deferred compensation                          (7,538)          (12,118)

      Distributions in excess of

       accumulated earnings                        (547,693)         (535,056)

      Accumulated other comprehensive

       loss                                         (38,450)          (43,789)

          Total shareholders' equity              5,242,602         5,197,123

          Total liabilities and

           shareholders' equity                 $12,043,692       $11,810,917





                               EQUITY RESIDENTIAL



                       June YTD 2003 vs. June YTD 2002

                       YTD over YTD Same-Store Results



                   $ in Millions - 185,329 Same-Store Units



    Description          Revenues       Expenses       NOI**



    YTD 2003              $874.9         $344.6       $530.3

    YTD 2002              $904.2         $324.2       $580.0

    Change                $(29.3)         $20.4       $(49.7)

    Change                 (3.2%)          6.3%        (8.6%)







                 Second Quarter 2003 vs. Second Quarter 2002

                   Quarter over Quarter Same-Store Results



                   $ in Millions - 185,697 Same-Store Units



    Description          Revenues      Expenses        NOI**



    Q2 2003                $438.4        $173.5       $264.9

    Q2 2002                $451.9        $164.8       $287.1

    Change                 $(13.5)         $8.7       $(22.2)

    Change                  (3.0%)         5.3%        (7.7%)







                  Second Quarter 2003 vs. First Quarter 2003

              Sequential Quarter over Quarter Same-Store Results



                  $ in Millions - 185,697 Same-Store Units*



    Description          Revenues      Expenses        NOI**



    Q2 2003                $438.4        $173.5       $264.9

    Q1 2003                $438.5        $172.0       $266.5

    Change                  $(0.1)         $1.5        $(1.6)

    Change                  (0.0%)         0.9%        (0.6%)



    * Includes the same units as the Second Quarter 2003 vs. Second Quarter

      2002 Same Store results for comparability purposes.





                       Same-Store Occupancy Statistics



    YTD 2003    92.8%         Q2 2003      93.0%         Q2 2003     93.0%

    YTD 2002    94.1%         Q2 2002      94.1%         Q1 2003     92.5%

      Change    (1.3%)         Change      (1.1%)         Change      0.5%







    ** The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI").  NOI represents rental income less property and maintenance expense, real estate tax and insurance expense, and property management expense.  The Company believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment communities.





                              EQUITY RESIDENTIAL



                         June YTD 2003 vs. June YTD 2002

                           Same-Store Results by Market



                                      Jun YTD

                               Jun    Weighted     Increase (Decrease) from

                              YTD % of  Average             Prior Year

                               Actual Occupancy  Rev-   Expen-   NOI Occupancy

       Markets         Units   NOI    %         enues    ses

    1  Boston          5,352   6.6%   94.3%     (0.9%)  12.7%   (6.6%) (2.1%)

    2  Atlanta        12,535   5.5%   91.7%     (7.7%)   4.1%  (14.6%) (1.9%)

    3  San Francisco

        Bay Area       5,010   5.0%   94.8%     (8.5%)   3.6%  (13.2%) (1.1%)

    4  Phoenix        11,041   4.8%   88.6%     (5.1%)   5.6%  (11.3%) (2.0%)

    5  South Florida   8,345   4.8%   94.0%     (0.8%)   7.1%   (5.5%) (1.1%)

    6  Los Angeles     4,073   4.1%   94.9%      2.5%    7.4%    0.7%  (1.3%)

    7  Dallas/Ft Worth 9,429   4.0%   93.1%     (6.8%)   4.0%  (14.8%) (1.8%)

    8  Denver          7,523   4.0%   92.4%     (9.4%)   7.2%  (16.3%) (1.1%)

    9  New England

        (excl Boston)  6,112   3.7%   95.9%      3.7%   10.8%   (0.6%) (0.7%)

    10 DC Suburban

        Maryland       5,525   3.7%   95.0%      2.3%   10.7%   (1.4%) (1.1%)

    11 San Diego       3,708   3.6%   94.1%      1.0%    5.2%   (0.7%) (1.5%)

    12 Seattle         5,980   3.3%   93.2%     (5.2%)   3.8%  (10.2%) (0.1%)

    13 Orlando         6,461   3.0%   93.4%     (2.7%)   8.5%   (9.2%) (1.1%)

    14 Orange Co       3,013   2.9%   94.6%      1.1%    4.4%   (0.2%) (0.2%)

    15 New York

        Metro Area     2,306   2.8%   94.3%     (6.0%)   7.3%  (12.0%) (0.2%)

    16 North Florida   6,381   2.7%   93.5%      2.2%    6.9%   (0.7%)  0.3%

    17 Inland Empire,

        CA             3,404   2.6%   95.2%      3.6%    8.0%    1.6%  (0.7%)

    18 Minn/St Paul    4,042   2.2%   90.6%     (8.0%)   3.8%  (15.8%) (3.8%)

    19 Tampa/Ft Myers  5,417   2.1%   92.8%     (1.2%)   5.6%   (6.2%) (0.7%)

    20 DC Suburban

        Virginia       2,631   2.0%   95.5%     (1.5%)  16.3%   (8.6%)  0.4%



    Top 20 Markets   118,288  73.4%   93.1%     (3.0%)   6.8%   (8.0%) (1.2%)

    All Other

     Markets          67,041  26.6%   92.1%     (3.9%)   5.3%  (10.1%) (1.5%)

    Total            185,329 100.0%   92.8%     (3.2%)   6.3%   (8.6%) (1.3%)





                              EQUITY RESIDENTIAL



                   Second Quarter 2003 vs. Second Quarter 2002

                           Same-Store Results by Market



                                      2Q03

                               2Q03   Weighted     Increase (Decrease) from

                               % of   Average             Prior Quarter

                               Actual Occupancy  Rev-   Expen-   NOI Occupancy

        Markets        Units   NOI    %         enues    ses



    1  Boston          5,352   6.8%   94.8%     (1.2%)  10.5%   (6.0%) (2.0%)

    2  Atlanta        12,535   5.5%   91.9%     (7.7%)   2.9%  (14.2%) (1.6%)

    3  South Florida   8,713   5.1%   93.8%     (0.3%)   6.3%   (4.3%) (1.2%)

    4  San Francisco

        Bay Area       5,010   5.0%   95.0%     (7.9%)   2.5%  (12.1%) (1.2%)

    5  Phoenix        11,041   4.7%   88.5%     (3.8%)   4.4%   (9.0%) (1.2%)

    6  Los Angeles     4,073   4.1%   94.6%      2.4%    5.6%    1.2%  (1.5%)

    7  Dallas/Ft

        Worth          9,429   4.0%   93.5%     (6.1%)   6.1%  (15.1%) (1.2%)

    8  Denver          7,523   3.9%   92.4%     (8.0%)   6.5%  (14.6%) (0.8%)

    9  New England

       (excl Boston)   6,112   3.9%   96.3%      3.6%    8.6%    0.6%  (0.7%)

    10 DC Suburban

        Maryland       5,525   3.7%   95.0%      1.3%    6.7%   (1.2%) (1.2%)

    11 San Diego       3,708   3.6%   94.8%      1.1%    4.0%    0.0%  (1.2%)

    12 Seattle         5,980   3.3%   93.6%     (4.5%)   2.2%   (8.2%) (0.3%)

    13 Orlando         6,461   3.0%   93.7%     (3.2%)   7.3%   (9.2%) (2.0%)

    14 Orange Co       3,013   2.9%   94.4%      0.9%    1.5%    0.7%  (0.4%)

    15 New York Metro

        Area           2,306   2.8%   95.8%     (4.5%)   6.5%   (9.4%)  0.6%

    16 Inland Empire,

        CA             3,404   2.7%   95.7%      5.1%    6.7%    4.4%  (0.1%)

    17 North Florida   6,381   2.7%   93.6%      2.5%    7.5%   (0.7%)  0.1%

    18 Tampa/Ft Myers  5,417   2.1%   93.2%     (1.1%)   1.9%   (3.4%) (0.3%)

    19 Minn/St Paul    4,042   2.1%   90.4%     (9.3%)   2.8%  (17.9%) (4.2%)

    20 DC Suburban

        Virginia       2,631   2.1%   96.5%     (0.6%)  14.3%   (6.4%)  1.2%



    Top 20 Markets   118,656  73.9%   93.3%     (2.6%)   5.6%   (7.0%) (1.1%)

    All Other

     Markets          67,041  26.1%   92.4%     (3.8%)   4.6%   (9.8%) (1.3%)

    Total            185,697 100.0%   93.0%     (3.0%)   5.3%   (7.7%) (1.1%)





                              EQUITY RESIDENTIAL



                   Second Quarter 2003 vs. First Quarter 2003*

                     Sequential Same-Store Results by Market



                                      2Q03

                               2Q03   Weighted     Increase (Decrease) from

                               % of   Average             Prior Quarter

                               Actual Occupancy  Rev-   Expen-   NOI Occupancy

       Markets         Units   NOI    %         enues    ses

    1  Boston          5,352   6.8%   94.8%      1.0%  (5.0%)    4.2%   1.1%

    2  Atlanta        12,535   5.5%   91.9%     (1.2%) (0.5%)   (1.7%)  0.3%

    3  South Florida   8,713   5.1%   93.8%      1.0%   0.7%     1.2%  (0.4%)

    4  San Francisco

        Bay Area       5,010   5.0%   95.0%     (0.4%) (1.1%)   (0.0%)  0.5%

    5  Phoenix        11,041   4.7%   88.5%     (3.1%)  0.8%    (5.7%) (0.2%)

    6  Los Angeles     4,073   4.1%   94.6%     (0.6%)  0.4%    (1.0%) (0.5%)

    7  Dallas/Ft

        Worth          9,429   4.0%   93.5%     (0.1%)  2.8%    (2.6%)  0.8%

    8  Denver          7,523   3.9%   92.4%     (0.4%)  8.4%    (4.9%)  0.1%

    9  New England

        (excl Boston)  6,112   3.9%   96.3%      1.7%  (4.9%)    6.4%   0.6%

    10 DC Suburban

        Maryland       5,525   3.7%   95.0%      0.6%  (2.8%)    2.3%   0.1%

    11 San Diego       3,708   3.6%   94.8%      0.6%  (5.5%)    3.3%   1.4%

    12 Seattle         5,980   3.3%   93.6%      1.2%  (2.3%)    3.4%   0.7%

    13 Orlando         6,461   3.0%   93.7%      0.8%  (0.8%)    1.9%   0.4%

    14 Orange Co       3,013   2.9%   94.4%      0.4%  (0.1%)    0.6%  (0.2%)

    15 New York Metro

        Area           2,306   2.8%   95.8%      1.2%  (2.1%)    3.0%   3.0%

    16 Inland Empire,

        CA             3,404   2.7%   95.7%      3.3%  (1.8%)    5.8%   1.0%

    17 North Florida   6,381   2.7%   93.6%      1.2%   5.7%    (1.7%)  0.2%

    18 Tampa/Ft Myers  5,417   2.1%   93.2%      0.3%  (2.7%)    3.0%   0.8%

    19 Minn/St Paul    4,042   2.1%   90.4%     (3.8%)  5.6%   (10.9%) (0.4%)

    20 DC Suburban

        Virginia       2,631   2.1%   96.5%      2.9%  (4.1%)    6.7%   2.0%



    Top 20 Markets   118,656  73.9%   93.3%      0.1%  (0.4%)    0.4%   0.4%

    All Other

     Markets          67,041  26.1%   92.4%     (0.4%)  3.6%    (3.4%)  0.5%

    Total            185,697 100.0%   93.0%     (0.0%)  0.9%    (0.6%)  0.5%



     *Includes the same units as the Second Quarter 2003 vs. Second Quarter

      2002 Same Store results for comparability purposes.





                               EQUITY RESIDENTIAL



                          Portfolio Rollforward 2003



                                   Properties    Units   $ Millions   Cap Rate



              12/31/2002              1,039     223,591

       Acquisitions                       6       1,958     $277.7      6.8%

       Dispositions                     (44)    (10,308)    $498.4      7.5%

       Completed Developments             4       1,274

       Unit Configuration Changes         -         129

              06/30/2003              1,005     216,644







                        Portfolio Rollforward 2003 Q2





                                   Properties    Units   $ Millions   Cap Rate



              03/31/2003              1,027     221,249

       Acquisitions                       3       1,038     $166.2      6.6%

       Dispositions                     (27)     (6,308)    $303.4      7.5%

       Completed Developments             2         536

       Unit Configuration Changes         -         129

              06/30/2003              1,005     216,644





                        Portfolio as of June 30, 2003



                                         Properties    Units



       Wholly Owned Properties               884      187,043

       Partially Owned Properties

        (Consolidated)                        36        6,931

       Unconsolidated Properties              85       22,670

              06/30/2003                   1,005      216,644





                              EQUITY RESIDENTIAL



                                Portfolio Summary

                               As of June 30, 2003



                                                                     % of 2003

                                                              % of      NOI

                    Market            Properties     Units    Units   Budget



    Boston                                    32     6,067     2.8%     5.9%

    New England (excluding Boston)            45     6,114     2.8%     3.6%

    DC Suburban Virginia                      13     4,704     2.2%     3.6%

    DC Suburban Maryland                      27     5,833     2.7%     3.4%

    New York Metro Area                       10     2,847     1.3%     3.1%

    Richmond                                   7     1,998     0.9%     0.7%

    Atlantic Region                          134    27,563    12.7%    20.3%



    South Florida                             51    10,702     4.9%     5.4%

    Orlando                                   31     6,448     3.0%     2.7%

    North Florida                             51     7,234     3.3%     2.5%

    Tampa/Ft Myers                            35     6,399     3.0%     2.1%

    Florida Region                           168    30,783    14.2%    12.6%



    Charlotte                                 14     4,195     1.9%     1.2%

    Raleigh/Durham                            16     3,917     1.8%     1.2%

    Greensboro                                 5     1,581     0.7%     0.6%

    Greenville                                 6     1,021     0.5%     0.3%

    Carolina Region                           41    10,714     4.9%     3.2%



    Atlanta                                   69    15,138     7.0%     5.9%

    Birmingham                                 4       705     0.3%     0.1%

    Georgia Region                            73    15,843     7.3%     5.9%



    Minneapolis/St Paul                       19     4,198     1.9%     2.3%

    Chicago                                    8     3,590     1.7%     1.7%

    Southeastern Michigan                     24     3,867     1.8%     1.6%

    Kansas City                                9     3,038     1.4%     1.1%

    Nashville                                 12     2,964     1.4%     1.0%

    Northern Ohio                             26     2,771     1.3%     1.0%

    Columbus                                  31     3,415     1.6%     0.9%

    Indianapolis                              29     3,056     1.4%     0.8%

    Milwaukee                                  3       686     0.3%     0.4%

    Southern Ohio                             22     1,865     0.9%     0.4%

    Tulsa                                      8     2,036     0.9%     0.4%

    Memphis                                    4     1,528     0.7%     0.4%

    Lexington                                 10     1,458     0.7%     0.4%

    St Louis                                   5       984     0.5%     0.4%

    Louisville                                 8       608     0.3%     0.2%

    Midwest Region                           218    36,064    16.6%    12.9%



    Lexford Other                             56     5,081     2.3%     1.2%



    Dallas/Ft Worth                           36    11,209     5.2%     4.0%

    Houston                                   18     5,525     2.6%     2.6%

    San Antonio                               12     3,789     1.7%     1.1%

    Austin                                    11     3,011     1.4%     0.8%

    Texas Region                              77    23,534    10.9%     8.5%



    Phoenix                                   43    12,244     5.7%     4.5%

    Las Vegas                                  7     2,078     1.0%     0.8%

    Tucson                                     6     1,820     0.8%     0.6%

    Albuquerque                                2       369     0.2%     0.1%

    Arizona Region                            58    16,511     7.6%     6.0%



    Denver                                    30     8,530     3.9%     4.3%

    Colorado Region                           30     8,530     3.9%     4.3%



    Los Angeles                               24     4,716     2.2%     4.2%

    San Diego                                 13     4,048     1.9%     3.8%

    Orange County, CA                          8     3,013     1.4%     2.6%

    Inland Empire, CA                         11     3,504     1.6%     2.6%

    Southern Cal Region                       56    15,281     7.1%    13.2%



    San Francisco Bay Area                    24     5,790     2.7%     4.6%

    Central Valley CA                         10     1,595     0.7%     0.5%

    Northern Cal Region                       34     7,385     3.4%     5.1%



    Seattle                                   38     8,147     3.8%     3.5%

    Portland OR                               14     5,068     2.3%     2.3%

    Tacoma                                     7     2,341     1.1%     1.0%

    Washington Region                         59    15,556     7.2%     6.8%

                    Total                  1,004   212,845    98.2%   100.0%

    Ft. Lewis - Military Housing               1     3,799     1.8%     0.0%

                 Grand Total               1,005   216,644   100.0%   100.0%





                              EQUITY RESIDENTIAL



                                 Debt Summary



                                                            For the Six Months

                                                               Ended 6/30/03

                                         As of 6/30/03       Weighted Average

                                          $ Millions*              Rate*



        Secured                               $2,851              5.96%

        Unsecured                              2,854              6.38%

           Total                              $5,705              6.17%



        Fixed Rate                            $5,073              6.67%

        Floating Rate                            632              2.66%

           Total                              $5,705              6.17%



        Above Totals Include:

        Tax Exempt:

           Fixed                                $533              4.28%

           Floating                              439              2.13%

           Total                                $972              3.31%



        Unsecured Revolving Credit Facility       $-              1.85%





    * Net of the effect of any interest rate protection agreements.





                  Debt Maturity Schedule as of June 30, 2003



                       Year     $ Millions   % of Total



                       2003          $250        4.4%

                       2004           654       11.5%

                       2005 **        606       10.6%

                       2006           490        8.6%

                       2007           298        5.2%

                       2008           503        8.8%

                       2009           248        4.3%

                       2010           198        3.5%

                       2011           691       12.1%

                       2012+        1,767       31.0%

                       Total       $5,705      100.0%



    ** Includes $300 million of unsecured debt with a final maturity of 2015 that is putable/callable in 2005





                      Capitalization as of June 30, 2003



    Total Debt                                                 $5,704,691,089



    Common Shares & OP Units                 295,472,629

    Common Share Equivalents                  14,922,693

    Total Outstanding at quarter-end         310,395,322

    Common Share Price at June 30, 2003           $25.95

                                                                8,054,758,606

    Perpetual Preferred Shares

     Liquidation Value                                            615,000,000

    Perpetual Preference Interests

     Liquidation Value                                            211,500,000

    Total Market Capitalization                               $14,585,949,695

    Debt/Total Market Capitalization                                      39%





                              EQUITY RESIDENTIAL



                         Unsecured Public Debt Covenants



                                                                     June 30,

                                                                       2003



    Total Debt to Adjusted Total Assets

     (not to exceed 60%)                                               40.1%

    Secured Debt to Adjusted Total

     Assets (not to exceed 40%)                                        20.0%

    Consolidated Income Available For

     Debt Service To Maximum Annual Service Charges

     (must be at least 1.5 to 1)                                        3.04

    Total Unsecured Assets to Unsecured

     Debt(must be at least 150%)                                      319.9%



    These covenants relate to ERP Operating Limited Partnership's outstanding unsecured public debt.  Equity Residential is the general partner of ERP

    Operating Limited Partnership.  The terms are defined in the indentures.





                              EQUITY RESIDENTIAL



                       Weighted Average Amounts Outstanding



                             YTD 2Q03     YTD 2Q02       2Q03         2Q02



    Weighted Average

     Amounts Outstanding

     for Net Income

     Purposes:

      Common Shares --

       basic               271,030,690  272,125,528  271,379,981  273,145,967

      Shares issuable from

       assumed conversion/

       vesting of:

        -- OP Units         22,294,139   22,831,438   22,316,255   22,653,131

        -- convertible

            preferred

            shares/units     3,135,605            -    3,132,560       75,381

        -- share options/

            restricted

            shares           1,944,403    3,465,093    2,387,777    3,619,628

      Total Common Shares

       and OP Units --

       diluted             298,404,837  298,422,059  299,216,573  299,494,107



    Weighted Average

     Amounts Outstanding

     for FFO Purposes:

      OP Units -- basic     22,294,139   22,831,438   22,316,255   22,653,131

      Common Shares --

       basic               271,030,690  272,125,528  271,379,981  273,145,967

      Total Common Shares

       and OP Units --

       basic               293,324,829  294,956,966  293,696,236  295,799,098

      Shares issuable from

       assumed conversion/

       vesting of:

        -- convertible

            preferred

            shares/

            units           13,938,530   14,930,916   13,935,485   14,440,466

        -- share options/

            restricted

            shares           1,944,403    3,465,093    2,387,777    3,619,628

      Total Common Shares

       and OP Units -

       diluted             309,207,762  313,352,975  310,019,498  313,859,192



    Period Ending Amounts

     Outstanding:

      OP Units              22,353,524

      Common Shares        273,119,105

      Total Common Shares

       and OP Units        295,472,629





                              EQUITY RESIDENTIAL



                  Unconsolidated Entities as of June 30, 2003

          (Amounts in thousands except for project and unit amounts)



                                                  Projects

                       Institutional  Stabilized   Under

                           Joint     Development  Develop-  Lexford/

                          Ventures    Projects(a)  ment      Other    Totals



    Total projects             45        10         18         22        95(b)



    Total units            10,846     3,349      4,799      2,704    21,698(b)



    Company's percentage

     share of

     outstanding debt       25.0%    100.0%     100.0%      11.1%



    Company's share of

     outstanding

     debt (d)            $121,200  $252,101   $581,422(c)  $5,361  $960,084



    Operating

     information for the

     six months ended

     06/30/03 (at 100%):

      Revenue             $44,745   $21,911        N/A     $7,915   $74,571

      Operating

       expenses            20,028     8,920        N/A      3,955    32,903

      Net operating

       income              24,717    12,991        N/A      3,960    41,668

      Interest expense     18,722     7,378        N/A      1,987    28,087

      Depreciation          9,633     7,645        N/A      1,579    18,857

      Amortization            308       423        N/A        120       851

      Other                   242       172        N/A        -         414

      Net income/(loss)   $(4,188)  $(2,627)       N/A       $274   $(6,541)



      Company's Funds

       from Operations

       (FFO)               $1,361    $5,018     $9,322(e)    $393   $16,094



    (a) The Company determines a project to be stabilized once it has maintained an average physical occupancy of 90% or more for a three-

        month period.



    (b) Includes eleven projects under development containing 2,827 units,

        which are not included in the Company's property/unit counts at June

        30, 2003.  Totals exclude Fort Lewis Military Housing consisting of one property and 3,799 units, which is not accounted for under the equity method of accounting.  The Fort Lewis Military Housing is included in the Company's property/unit counts at June 30, 2003.



    (c) A total of $790.5 million is available for funding under this construction debt, of which $581.4 million was funded and outstanding at June 30, 2003.



    (d) As of August 12, 2003, the Company has funded $51.0 million as additional collateral on selected debt.  All remaining debt is non-

        recourse to the Company.



    (e) Represents capitalized interest on the Company's invested capital.





                              EQUITY RESIDENTIAL



                    Development Projects as of June 30, 2003

            (Amounts in millions except for project and unit amounts)





                                                      Estimated

                                                         EQR           Esti-

                                      Esti-    EQR     Future   Total   mated

                                      mated   Funded   Funding  EQR     Com-

                              No. of  Devel-   as of    Obli-  Funding pletion

      Unconsolidated          Units   opment 6/30/2003 gation   Obli-   Date

      Projects        Location        Cost                     gation

                                                                 (a)



      Water Terrace   Marina

       I (Regatta I)   Del

                       Rey, CA  450   $235.3   $72.5    $0.5   $73.0 Completed



      Watermarke       Irvine,

                        CA      535    120.6    35.2            35.2   1Q 2004



      Bella Vista I&II Woodland

       (Warner Ridge    Hills,

       I&II)            CA      315     80.9    18.8    $4.8    23.6   1Q 2004



      Concord Center   Concord,

                        CA      259     52.3    13.1            13.1   4Q 2003



      1111 25th Street Washington,

       (2440 M St.)      DC     140     37.5    11.3            11.3   4Q 2004



      1210

       Massachusetts   Washington,

       Ave.              DC     142     36.3     9.1             9.1   2Q 2004



      13th & N Street  Washington,

                         DC     170     35.4    12.4            12.4   3Q 2003





      Maples at Little Haverhill,

       River             MA     174     28.0     7.0             7.0   3Q 2003



      Marina Bay I     Quincy,

                        MA      136     24.8     6.6             6.6 Completed



      Marina Bay II    Quincy,

                        MA      108     22.8     5.7             5.7   4Q 2003



      North Pier at    Jersey

       Harborside      City,

                        NJ      297     94.2    23.5            23.5   3Q 2003



      Hudson Pointe    Jersey

                        City,

                        NJ      181     45.5    11.7            11.7 Completed



      Olympus (Legacy  Seattle,

       Towers)          WA      327     90.0    22.1    $0.3    22.4 Completed



      Bella Terra

       (Village Green

       at Harbour      Mukilteo,

       Pointe)          WA      235     32.7     8.2             8.2 Completed



      Highlands of     Lombard,

       Lombard          IL      403     67.1    16.8            16.8   3Q 2003



      Ball Park Lofts  Denver,

                        CO      355     56.4    14.1            14.1 Completed



      City Place       Kansas

       (Westport)       City,

                        MO      288     34.7     8.7             8.7 Completed



      Carrollton       Carrollton,

                        TX      284     21.9     5.5             5.5   3Q 2003



      Total Projects    18    4,799  $1,116.4  $302.3   $5.6  $307.9





    (a) EQR's Funding Obligation is generally between 25% and 35% of the estimated development cost for the unconsolidated projects.





                              EQUITY RESIDENTIAL



         Maintenance Expenses and Capitalized Improvements to Real Estate

                      For the Six Months Ended June 30, 2003

           (Amounts in thousands except for unit and per unit amounts)





                                                 Maintenance Expenses



                                           Total              Avg.

                                           Units    Expense   Per    Payroll

                                            (a)       (b)     Unit     (c)



    Established Properties (f)             175,480   $49,605   $283   $42,157



    New Acquisition Properties (g)          10,683     2,645    283     1,891



    Other (h)                                7,811     6,151            4,996



    Total                                  193,974   $58,401          $49,044





                                               Avg.                      Avg.

                                               Per                       Per

                                               Unit         Total        Unit



    Established Properties (f)                 $240        $91,762       $523



    New Acquisition Properties (g)              202          4,536        485



    Other (h)                                               11,147



    Total                                                 $107,445







                                      Capitalized Improvements to Real Estate



                                                         Avg.     Building

                                         Replacements    Per    Improvements

                                              (d)        Unit        (e)



    Established Properties (f)              $27,299      $156      $35,401



    New Acquisition Properties (g)              979       105        2,564



    Other (h)                                 4,299                  6,279



    Total                                   $32,577                $44,244





                                               Avg.                   Avg.

                                               Per                    Per

                                               Unit      Total        Unit



    Established Properties (f)                 $201     $62,700       $357



    New Acquisition Properties (g)              274       3,543        379



    Other (h)                                            10,578



    Total                                               $76,821







                                                  Total Expenditures



                                                                    Avg.

                                                                    Per

                                              Grand Total           Unit



    Established Properties (f)                  $154,462            $880



    New Acquisition Properties (g)                 8,079             864



    Other (h)                                     21,725



    Total                                       $184,266





    (a) Total units exclude 22,670 unconsolidated units.



    (b) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.



    (c) Maintenance payroll includes employee costs for maintenance, cleaning,

        housekeeping, and landscaping.



    (d) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.



    (e) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.



    (f) Wholly Owned Properties acquired prior to January 1, 2001.



    (g) Wholly Owned Properties acquired during 2001, 2002 and 2003.  Per unit amounts are based on a weighted average of 9,351 units.



    (h) Includes properties either Partially Owned or sold during the period,

        commercial space and condominium conversions.





                              EQUITY RESIDENTIAL



         Maintenance Expenses and Capitalized Improvements to Real Estate

                       For the Year Ended December 31, 2002

           (Amounts in thousands except for unit and per unit amounts)





                                                Maintenance Expenses



                                           Total             Avg.

                                           Units   Expense   Per   Payroll

                                            (a)      (b)     Unit    (c)



    Established Properties (f)            171,913   $88,040  $512  $77,526



    New Acquisition Properties (g)         22,146    10,550   541    9,598



    Other (h)                               7,758    11,249          8,274



    Total                                 201,817  $109,839        $95,398





                                              Avg.                    Avg.

                                              Per                      Per

                                              Unit       Total        Unit



    Established Properties (f)                $451      $165,566       $963



    New Acquisition Properties (g)             493        20,148      1,034



    Other (h)                                             19,523



    Total                                               $205,237







                                      Capitalized Improvements to Real Estate



                                                         Avg.     Building

                                         Replacements    Per    Improvements

                                              (d)        Unit        (e)



    Established Properties (f)              $49,903      $290      $65,985



    New Acquisition Properties (g)            5,542       285        8,691



    Other (h)                                 5,787                 20,868



    Total                                   $61,232                $95,544





                                               Avg.                      Avg.

                                               Per                       Per

                                               Unit         Total        Unit



    Established Properties (f)                 $384       $115,888       $674



    New Acquisition Properties (g)              446         14,233        731



    Other (h)                                               26,655



    Total                                                 $156,776







                                                  Total Expenditures



                                                                       Avg.

                                                                       Per

                                                  Grand Total          Unit



    Established Properties (f)                     $281,454           $1,637



    New Acquisition Properties (g)                   34,381            1,765



    Other (h)                                        46,178



    Total                                          $362,013







    (a) Total units exclude 21,774 unconsolidated units.

    (b) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.

    (c) Maintenance payroll includes employee costs for maintenance, cleaning,

        housekeeping, and landscaping.

    (d) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.

    (e) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.

    (f) Wholly Owned Properties acquired prior to January 1, 2000.

    (g) Wholly Owned Properties acquired during 2000, 2001 and 2002.  Per unit amounts are based on a weighted average of 19,478 units.

    (h) Includes properties either Partially Owned or sold during the period,

        commercial space, condominium conversions and $9.1 million included in building improvements spent on six specific assets related to major renovations and repositioning of these assets.





                              EQUITY RESIDENTIAL



                           Discontinued Operations

                            (Amounts in thousands)

                                 (Unaudited)



                                            Six Months Ended   Quarter Ended

                                                June 30,         June 30,

                                             2003     2002     2003    2002



    REVENUES

    Rental income                          $23,112  $70,045  $7,429  $33,125

    Interest and other income                  122       17     109        5

    Furniture income                           -      1,361     -         (4)

      Total revenues                        23,234   71,423   7,538   33,126



    EXPENSES (a)

    Property and maintenance                10,643   20,270   4,239   10,289

    Real estate taxes and insurance          2,631    7,424     936    3,409

    Property management                        112       83      62       43

    Depreciation                             5,810   16,162   1,919    7,614

    Interest:

      Expense incurred, net                    685    1,969     244    1,027

      Amortization of deferred

       financing costs                           6       26       1       13

    Furniture expenses                         -      1,303     -        -

      Total expenses                        19,887   47,237   7,401   22,395



    Discontinued operations, net            $3,347  $24,186    $137  $10,731



    (a) Includes expenses paid in the current period for Wholly Owned

        Properties sold in prior periods related to the Company's period of ownership.





                              EQUITY RESIDENTIAL



    As a result of the Securities and Exchange Commission's Regulation FD, the

    Company will provide earnings guidance in its quarterly earnings release.

    These projections are based on current expectations and are forward-

    looking.





                  2003 Earnings Guidance (per share diluted)



                                                Q3                YEAR



    Expected EPS (a)                       $0.22 to $0.23   $1.27 to $1.42

    Add:  Expected depreciation expense         0.41             1.63

    Less: Expected net gain on sales (a)       (0.08)           (0.65)





    Expected FFO (b)                       $0.55 to $0.56   $2.25 to $2.40









                      2003 Same-Store Operating Assumptions







    Physical occupancy                                       93.0%



    Revenue change                                     (3.5%) to (1.2%)



    Expense change                                       2.8% to 5.2%



    NOI change                                         (9.2%) to (3.7%)



    Dispositions                                         $700 million



    (a)  Earnings per share ("EPS") represents net income per share calculated in accordance with accounting principles generally accepted in the

         United States.  Expected EPS is calculated on a basis consistent with actual EPS.  Due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales, actual EPS could differ materially from expected EPS.

    (b)  The National Association of Real Estate Investment Trusts ("NAREIT")

         defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

         Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.



SOURCE  Equity Residential

    -0-                             08/13/2003

    /CONTACT:  Marty McKenna of Equity Residential, +1-312-928-1901/

    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20010801/ERPTCLOGO

              AP Archive:  http://photoarchive.ap.org

              PRN Photo Desk, +1-888-776-6555 or +1-212-782-2840/

    /Web site:  http://www.equityapartments.com /

    (EQR)



CO:  Equity Residential

ST:  Illinois

IN:  FIN RLT

SU:  ERN